SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [ x ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x ]  Preliminary Proxy Statement   [  ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Namibian Copper Mines, Inc.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

        ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [  ]  No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)  Title of each class of securities to which transaction applies:

                 ------------------------------------------------------------

            (2)  Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

            (3)  Per  unit   price  or  other   underlying   value  of
                 transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

            (4)  Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

            (5)  Total fee paid:

                 ---------------------------------------------------------------

      [  ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

            (1)  Amount Previously Paid:

                 ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

            (3)  Filing Party:

                 ---------------------------------------------------------------

            (4)  Date Filed:

                 ---------------------------------------------------------------

                           NAMIBIAN COPPER MINES, INC.

                            c/o BLUME LAW FIRM, P.C.

                           11811 NORTH TATUM BOULEVARD

                                   SUITE 1025

                          PHOENIX, ARIZONA 850281-1699

                         NOTICE AND PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 9, 2000

To the Shareholders of Namibian Copper Mines, Inc.:

      NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of NAMIBIAN COPPER MINES, INC., a Delaware corporation (the "Company"), will be held at the offices of Blume Law Firm, P.C., at 11811 North Tatum Boulevard, Suite 1025, Phoenix, Arizona, 85028 on the 9th day of June, 2000, at 9:00 a.m. (Mountain Standard Time) for the following purpose:

          1.   To change the name of the company;

          2.   To elect the directors to serve on the board for the next year;

          3.   To  appoint  Asworth,  Francis,  Mitchell,   Brazelton,  PLLC  as
               accountants for the next year;

          4.   To adopt a stock option plan for the year 2000; and

          5. To transact any and all other business that may properly come before the Meeting or any Adjournment(s) thereof.

      The Board of Directors has fixed the close of business on May 15, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

      You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              ----------------------------------
                                              Alan Doyle, Director
                                              Phoenix, Arizona, ________, 2000


                             YOUR VOTE IS IMPORTANT

                           NAMIBIAN COPPER MINES, INC.

                            c/o BLUME LAW FIRM, P.C.

                           11811 NORTH TATUM BOULEVARD

                                   SUITE 1025

                           PHOENIX, ARIZONA 85028-1699

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 9, 2000

                    SOLICITATION AND REVOCABILITY OF PROXIES

      The accompanying proxy is solicited by the Board of Directors on behalf of NAMIBIAN COPPER MINES, INC., a Delaware corporation (the "Company"), to be voted at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 9, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

      The executive offices of the Company are located at, and the mailing address of the Company is temporarily the address of the Company's corporate legal counsel, Blume Law Firm, P.C. at 11811 N. Tatum Boulevard, Suite 1025, Phoenix, Arizona 85028-1699.

      Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

      This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about May 25, 2000.

      Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to ALAN DOYLE, DIRECTOR, NAMIBIAN COPPER MINES, INC.,c/o BLUME LAW FIRM, P.C., 11811 N. TATUM BOULEVARD, SUITE 1025, PHOENIX, ARIZONA 85028-1699; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

      In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

      The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                                QUORUM AND VOTING

      The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 25, 2000 (the "Record Date"). On the Record Date, there were 13,363,950 shares of Common Stock issued and outstanding.

      Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

      Abstentions  and  broker   non-votes  will  be  counted  for  purposes  of
determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                                     SUMMARY

      The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                                   The Meeting

Date, Time and Place of the Annual Meeting
------------------------------------------

     The Annual Meeting of Namibian Copper Mines, Inc. is scheduled to be held on June 9, 2000, at 9:00 a.m. in the Company's corporate counsel's offices at 11811 N. Tatum Boulevard, Suite 1025, Phoenix, Arizona 85028. See "Solicitation and Revocability of Proxies."

Record Date
-----------

      Only holders of record of shares of Common Stock at the close of business on May 15, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required
-------------

      Assuming the presence of a quorum at the Annual Meeting , the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required for all proposals.

Accountants
-----------

      Ashworth, Francis, Mitchell, Brazelton, PLLC, 4225 North Brown Avenue, Scottsdale, Arizona, 85251 have been selected by the Company to act as the principal accountant for 2000. Prior to this year, Grant Thornton L.L.P. was the Company's accountant, although no accountant has been utilized during the past two years while the Company has been inactive. It is expected that Ashworth, Mitchell & Brazelton, PLLC will not attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

Recommendations
---------------

      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE COMPANY NAME CHANGE ("PROPOSAL 1"), FOR THE ELECTION OF DIRECTORS ("PROPOSAL 2"), FOR THE ELECTION OF THE INDEPENDENT AUDITOR ("PROPOSAL 3"), AND FOR THE ADOPTION OF THE 2000 STOCK OPTION PLAN ("PROPOSAL 4").

                                   THE COMPANY

1.    Background
--    ----------

      Namibian Copper Mines, Inc. (the "Company") was incorporated in the state of Delaware on October 20, 1989, and on December 15, 1989 merged with Cordon Corporation, a Nevada corporation, with the Delaware entity being the surviving corporation. The Company was formed for the primary purpose of selling home warranty services pursuant to contracts with homeowners. The Company then filed for bankruptcy. On April 19, 1994, the U.S. Bankruptcy Court, Northern District of Texas, issued an order closing and finalizing the bankruptcy proceedings of the Company. Under the terms of the bankruptcy, the Company was forced to liquidate all of its assets. The proceeds were then distributed among the creditors, thereby satisfying all of the Company's outstanding debts. The Company halted operations and ceased to do business at the conclusion of the bankruptcy proceedings. The Company utilized a "fresh-start" accounting method in its re-organization.

      On July 14, 1995, the Company effected a reverse split of its $0.001 par value common stock at a ratio of one new share for every fifty old shares. This reduced the total number of shares issued and outstanding to 152,507. At this time, Alan Doyle, Peter Prentice and Willo Stear were appointed to the Board of Directors and Paul Adams and Dave Wilson resigned as officers and directors of the Company.

      At a Special Shareholders' Meeting held on July 28, 1995, the Shareholders ratified the name change of the Company from Ameriserv Financial Corporation to Namibian Copper Mines, Inc.

      A total of 2,000,000 post-split shares and 1,000,000 warrants exercisable at US$5.00 on or before August 31, 1998 were issued to investors outside of the U.S. under Regulation S in order to earn up to 70% of the Haib Copper Project, a copper mine located in the country of Namibia. A Regulation S offering was commenced on August 21, 1995 offering 3,000,000 shares of the Company's common stock at $5.00 per share plus one warrant per three shares of stock at an exercise price of $5.00 per warrant to raise the funds for the purchase of the Haib Copper Project. Subsequently, a supplementary offering, also under Regulation S, was made at $3.50 per share plus one warrant for every three shares purchased. These warrants were exercisable at $3.50 each. All sales of the offering and supplement were to non-U.S. residents. Of these shares offered, 1,325,000 were sold.

     The Company entered into an agreement (the "Swanson Agreement") to acquire the Haib Copper Project's mining claims owned by Mr. Swanson's company, Haib Copper Co. (Pty) Limited. The total purchase consideration was $3,780,000, subject to CPI indexation and installments totaling $427,000 were paid to Mr. Swanson. The Swanson Agreement entitled the Company to explore the claims and carry out mining to obtain bulk samples.

      Willo Stear resigned from the Board of Directors on December 15, 1995 and Peter Prentice resigned in 1997, both for personal reasons. Bill Allred was appointed Secretary and Director on February 29, 1996. The Company has been inactive from 1997 to the present time.

      In 1997, the Company failed to meet its farm-in commitment in respect of the Haib Copper Project. As a result, the joint venture partner, Great Fitzroy Mines, N.L., gave notice to forfeit part of the interest in the project and the Company's interest was reduced to forty-five percent (45%).

      In 1998, the Company received a further notice of forfeiture from Great Fitzroy Mines, N.L. due to its inability to meet its farm-in commitment. The Company lost its interest in the project at that time, which were transferred to Great Fitzroy Mines, their joint-venture partner.

      In April 1999, the Company commenced discussions with two Cypress firms regarding acquiring their rights to various interests and agreements with a Russian government corporation involved with diamond cutting and marketing. A shareholders' meeting was held on August 2, 1999 to approve a proposed agreement with these firms, subject to a 120 day due diligence period. The shareholders also voted, contingent upon approval of the agreement, to elect the 1999 board of directors, approve an 8:1 rollback, and approve changing the corporate name. The 120 day due diligence phase has passed and no definitive agreement has been reached. As a result, the other proposals approved by the shareholders have not yet been adopted by the Company.

      The Company issued 1,000,000 shares of its common stock on April 2, 1999. Of these shares, 100,000 were issued to a consultant for services rendered and 900,000 were sold for cash. On July 19, 1999, 680,000 shares of common stock were sold to an individual in exchange for cash. Both of these sales were to several accredited investors in reliance on section 4(2) of the Securities Act of 1933, and the proceeds were used for working capital. All of the transactions were for a stock price of $0.10 per share.

      On February 17, 2000, the Company issued 700,000 shares of its common stock to a consultant in exchange for services rendered at a price of $0.10 per share. On March 3, 2000, 50,000 shares of common stock were issued to one consultant in exchange for services and 150,000 shares of common stock were issued to a different consultant, also for services. Both transactions were for a stock price of $0.10 per share.

      The Company issued 1,200,000 shares of common stock were issued to several accredited investors for cash at $0.10 per share on March 3, 2000. These shares were issued at a price of $0.10 per share in reliance on section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

      On March 27, 2000, the Company issued 320,000 shares of its common stock to accredited investors for cash at a price of $0.10 per share. These shares were issued at a price of $0.10 per share in reliance on section 4(2) of the Securities Exchange Act of 1933 and the proceeds were used for working capital.

2.    Security Ownership of Management and Principal Shareholders
--    -----------------------------------------------------------

      The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by each person or group who owned, to the Company's knowledge, more than five percent of the Common Stock, each of the Company's directors, the Company's Chief Executive Officer, and all of the Company's directors and executive officers as a group.

Name                                Amount of                          Percent
of beneficial owner                 beneficial ownership               of class
-------------------                 --------------------               --------
Alan Doyle, Director                548,000 shares                     4%
Banque Privee Edmond
  de Rothschild*                    972,990 shares                     7%
Cede & Co.*                         1,754,044 shares                   13%
United African Investments Ltd.     651,000 shares                     4.8%
VMR Limited                         1,000,000 shares                   7.5%
Springbok Investments Ltd.          2,000,000 shares                   15%
All Officers and Directors          548,000 shares                     4%
as a Group (1 person)
* indicates nominee holding shares on behalf of clients who may or may not be individual beneficial owners.

3.    Voting Intentions of Certain Beneficial Owners and Management.
--    -------------------------------------------------------------

     To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, Proposal No. 3, and Proposal No. 4 each require the affirmative vote of a majority of the Company's outstanding voting securities present after quorum. The Company's directors and officers have advised the Company that they will vote the 548,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 5% of the outstanding common stock of the Company.

4.    Director Compensation
--    ---------------------

      Compensation awarded to Directors of the Company is listed below in response to question 5, "Remuneration and Executive Compensation."

5.    Remuneration and Executive Compensation
--    ---------------------------------------

      The following table sets forth for fiscal 1998, 1999, and 2000 compensation awarded or paid to the Company's Officers and Directors. Other than as indicated in the table below, no executive officer of the Company received any annual compensation in the years ended December 31, 1998 or 1999.

                           Summary Compensation Table

                                  Annual Compensation                 Long Term Compensation

                                                   Other           Restricted
                                                   Annual          Stock      Options/   LTIP          All Other
Name           Title      Year  Salary    Bonus    Compensation    Awarded    SARs (#)   payouts ($)   Compensation
----           -----      ----  --------- -----    ------------    -------    --------   -----------   ------------
Alan Doyle     President, 1998  -0-       -0-      -0-             -0-        -0-        -0-           -0-
               Director   1999  -0-       -0-      -0-             -0-        -0-        -0-           -0-
                          2000  -0-       -0-      -0-             -0-        -0-        -0-           -0-

     All of the foregoing amounts are estimates based upon the Company's internal forecast and budget. There can be no assurance that the amounts of compensation actually paid, or the persons to whom it is paid, will not differ materially from the above estimates.

6.    Related Party Transactions
--    --------------------------

         The Company's offices are provided, free of charge, by its Secretary/Treasurer, Alan Doyle and corporate counsel Blume Law Firm, P.C. No other transactions exist or have taken place in the past three years in which an officer, director or beneficial owner had a material interest. The Company has not adopted any policies regarding affiliated transactions. All such transactions will be arms-length.

7.    Information and Background of Officers and Directors
--    ----------------------------------------------------

         The following table shows the positions held by the Company's officers and directors. The directors were appointed and will serve until the next annual meeting of the Company's stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such positions at the discretion of the directors.

Name                       Age              Position
----                       ---              --------
Alan Doyle                 46               President, Director


ALAN DOYLE (Age 46). Mr. Doyle is an Economic Geology graduate with a post-Graduate diploma in Mineral Economics. He worked for and held senior positions with several large international resource companies prior to entering the financial services industries in the early 1980s. Mr. Doyle then worked as a mining analyst and in the corporate division for two international stockbrokers before setting up his own corporate advisory firm in 1990. He later set up the investment banking firm of Turnbull Doyle Resources Pty Ltd, which invested in various international mining projects. Subsequently, Mr. Doyle set up Doyle Capital Partners Pty Ltd as an investment banking firm. Mr. Doyle has been the President and a Director of the Company since July 1995.

                                 PROPOSAL NO. 1:
                            CHANGE IN CORPORATE NAME

         Because the Company is no longer involved with its former business mining copper in Namibia, Management feels that it would be advisable to change the Company's name to reflect its current activities. The Board of Directors has voted to change the name of the Company reflect its new business focus. As of the mailing of this proxy statement, a new name has not been chosen. We have reserved the following names with the Delaware Secretary of State: International Capital Management, Inc., American Southwest Corporation, Inc., and American Southwest Holdings, Inc. The proposed name will be chosen at the shareholders' meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                         CHANGE TO THE COMPANY'S NAME.

                                 PROPOSAL NO. 2:
                            ELECTION OF BOARD MEMBERS

         The Bylaws of the Company provide that the number of directors that shall constitute the whole board shall be not less than one (1). The number of directors presently comprising the Board of Directors is one (1).

Nominees
--------

         Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified. Each of the nominees is presently a director of the Company.

1.    Information Concerning Nominees
--    -------------------------------


Name              Position                     Director/Officer Since
----              --------                     ----------------------
Alan Doyle        President, Director          July 1995

ALAN DOYLE Mr. Doyle is an Economic Geology graduate with a post-Graduate diploma in Mineral Economics. He worked for and held senior positions with several large international resource companies prior to entering the financial services industries in the early 1980s. Mr. Doyle then worked as a mining analyst and in the corporate division for two international stockbrokers before setting up his own corporate advisory firm in 1990. He later set up the investment banking firm of Turnbull Doyle Resources Pty Ltd, which invested in various international mining projects. Subsequently, Mr. Doyle set up Doyle Capital Partners Pty Ltd as an investment banking firm. Mr. Doyle has been the President and a Director of the Company since July 1995.

         The Board of Directors does not contemplate that the above-named nominee for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should he become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

         Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
                           FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 3
           APPOINTMENT OF ASWORTH, FRANCIS, MITCHELL, BRAZELTON, PLLC
                      AS THE COMPANY'S INDEPENDENT AUDITOR

         Since being appointed the Company's accountant in 1999, Asworth, Francis, Mitchell, Brazelton, PLLC has provided the Company with timely service and advice on various matters pertinent to the Company's business, including taxation, personnel, cost control, and other management issues. Retaining this firm to serve as the Company's independent auditor for the coming year will provide stability and a reliable source of financial counsel for the Company.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
           APPOINTMENT OF ASWORTH, FRANCIS, MITCHELL, BRAZELTON, PLLC
                      AS THE COMPANY'S INDEPENDENT AUDITOR.

                                 PROPOSAL NO. 4
                ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

         The Board of Directors view the issuance of stock options to directors and employees as necessary in order to attract and maintain the services of individuals essential to the Company's long-term success. The Company proposes to reserve 1,000,000 shares of common stock for issuance to directors and employees during 2000. Under the terms of this Plan, the Board of Directors will have complete discretion to determine which employees shall receive options, the number of options each employee will receive, the exercise price, and the expiration date (to a maximum of ten years.) The Stock Plan is attached as Exhibit A.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
                    OF THE COMPANY'S 2000 STOCK OPTION PLAN.

                                   EXHIBIT A:
                             2000 STOCK OPTION PLAN

                    2000 INCENTIVE STOCK OPTION PLAN AND 2000
                         NONSTATUTORY STOCK OPTION PLAN

         1. NAMES AND PURPOSES OF THE PLANS. This Plan document is intended to implement and govern two separate Stock Option Plans of Namibian Copper Mines, Inc., a Delaware corporation (the "Company"): the 2000 Incentive Stock Option Plan ("Plan A") and the 2000 Nonstatutory Stock Option Plan ("Plan B") (collectively the "Plans"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code, as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan document relate equally to both Plan A and Plan B, which Plans are condensed into one Plan document solely for purposes of administrative convenience and are not intended to constitute tandem plans. The purposes of the Plans are (a) to attract and retain the best available people for positions of substantial responsibility, and (b) to provide additional incentive to the Employees of the Company (and its future parents and subsidiaries, if any) and to promote the success of the Company's business.

     2. DEFINITIONS. For purposes of the Plans, the following terms will have the respective meanings indicated:

          (a)  "Board" shall mean the Board of Directors of the Company;

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended;

          (c)  "Common Stock" shall mean the common stock of the Company;

          (d) "Company" shall mean Namibian Copper Mines, Inc., a Delaware corporation;

          (e) "Committee" shall mean the committee appointed by the Board in accordance with Paragraph 3(a) of this Plan document, if one is appointed;

          (f) "Employee" shall mean any person, including an officer or director, who is an employee (within the meaning of Section 422 of the Code) of the Company, any parent, any or any successors to any of the foregoing;

          (g) "Incentive Option" shall mean an incentive stock option as defined in Section 422(b) of the Code;

          (h) "Non-Statutory Option" shall mean an option which does not qualify as an Incentive Option;

          (i) "Option" shall mean a stock option granted pursuant to the Plan, whether an Incentive Option or a Non-Statutory Option;

          (j) "Option Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit A or the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of the Plans) may from time to time approve, evidencing an Option;

          (k) "Option Grant Date" shall mean the date on which an Option is granted by the Board;

          (1) "Optioned Stock" shall mean the Common Stock subject to an Option granted pursuant to a Plan;

          (m) "Optionee" shall mean an Employee or other Eligible Person who receives an Option;

          (n) "Outstanding Incentive Option" shall mean any Incentive Stock Option which has not yet been exercised in full or has not yet expired by lapse of time;

          (o) "Parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code;

          (p)  "Plan A" shall mean the 2000 Incentive Stock Option Plan;

          (q)  "Plan B" shall mean the 2000 Non-Statutory Stock Option Plan;

          (r) "Predecessor Corporation" shall mean a corporation which is a party to a transaction described in Code Section 424(a) (or which would be so described if a substitution or assumption under such section had been effected) with the Company, a Parent, a Subsidiary or a predecessor corporation of any such corporations.

          (s) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of this Plan document;

          (t) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit C, Exhibit D, Exhibit E, Exhibit F, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option as provided in a Plan; and,

          (u)  "Subsidiary"  shall mean a subsidiary  corporation  as defined in
               Section 424(f) of the Code.

3.       ADMINISTRATION OF PLAN.

          (a)  Procedure. The Plans shall be administered by the Board.

         The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer one or both of the Plans on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members of the Committee, and thereafter, directly administer the Plans. Any references herein to the Board shall refer to the Committee, if one is appointed, to the extent of the Committee's authority.

         (b) Limitations on Members of Board. Members of the Board who are either eligible for options or have been granted Options may vote on any matters affecting the administration of the Plans or the grant of any Options pursuant to the Plans; except that no such member shall act in connection with an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to Options of such member.

         (c) Powers of the Board. Subject to the provisions of the Plan the Board shall have the authority, in its discretion, to make all determinations necessary or advisable for the administration of the Plans, including without limitation:

          (i) to determine, upon review of relevant information, the then fair market value per share of the Common Stock;

          (ii) to determine the exercise price of the Options to be granted, subject to the provisions of Paragraph 8 of this Plan document;

          (iii) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of shares of Optioned Stock to be represented by each Option;

          (iv) to determine whether Options granted hereunder shall be granted under Plan A as Incentive Options or Plan B as Non-statutory Options;

          (v) to prescribe, amend and rescind rules and regulations relating to the Plans;

          (vi) to determine the terms and provisions of each Option granted under the Plans (which need not be identical) and to modify or amend each Option (with or without consent of the Optionee, if necessary);

          (vii)  to accelerate the exercise date of any Option;

          (viii) to construe and interpret the Plans, the Option Agreements, Stock Purchase Agreements and any other agreements provided for hereunder; and

          (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or advisable with respect to the Company's rights pursuant to the Option, Stock Purchase Agreement or other agreement approved hereunder.

         (d) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other proper holders of any Options granted under the Plan.

4. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13of this Plan document, the maximum aggregate number of shares which may be optioned under these Plans is ONE MILLION (1,000,000) shares of authorized Common Stock. This constitutes an absolute cumulative limitation on the total number of shares that may be optioned under Plan A and Plan B and, therefore, at any particular date the maximum aggregate number of shares which may be optioned under Plan A is equal to ONE MILLION (1,000,000) minus the number of shares previously optioned under Plan A and Plan B; and the maximum aggregate number of shares which may be optioned under Plan B is equal to ONE MILLION (1,000,000) minus the number of shares which have been previously optioned under Plan A or Plan B. All shares to be optioned under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury. Shares of Common Stock that (a) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option or (b) are not purchased by the Optionee prior to the expiration of the applicable Option Period (as described hereinbelow) shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as having been previously optioned for purposes of the above-described maximum number of shares which may be optioned hereunder.

5. ELIGIBILITY. Options under Plan A may be granted to any Employee who is designated by the Board in its discretion. Non Employees, including directors of the Company or any Parent or Subsidiary, who are not regular employees of the Company, are not eligible to receive Options under Plan A. Options under Plan B may be granted to any Employee, any Non-Employee director of Company or any Parent or Subsidiary, and any consultant or independent contractors who provide valuable services to the Company (or its Parent or Subsidiary), all as designated by the Board in its discretion. An Optionee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options. Options may be granted to one or more persons without being granted to other eligible persons, as the Board may deem fit.

6. TERM OF THE PLAN. Plan A shall become effective immediately upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of such Plan. Plan B shall become effective immediately upon its adoption by the Board. Each Plan shall continue in effect until December 31, 2000 unless sooner terminated under Sections 15 or 18 of this Plan document. No Option may be granted under a Plan after its expiration.

7. OPTION PERIOD. Each Option granted pursuant to either Plan shall be evidenced by an Option Agreement. Each Option shall expire and all rights thereunder shall end at the expiration of such period (which shall in no event be more than ten
(10) years) after the Option Grant Date as shall be fixed by the Board, subject in all cases to earlier expiration as provided in Section 11 of this Plan document. Notwithstanding the foregoing, the term of each Incentive Option granted to an Employee who, at the time the Incentive Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (determined as required by the Code as applied to Incentive Options) shall not be more than five (5) years from the Option Grant Date.

8.  OPTION PRICE AND CONSIDERATION.

         (a) Price. The per share Option price for the Shares to be issued pursuant to an Option granted under either Plan shall be such price as is determined by the Board in its sole discretion. Notwithstanding the foregoing, with respect to Incentive Options granted under Plan A: (i) such price shall in no event be less than one hundred percent (100%) of the fair market value per Share of the Company's Common Stock on the Option Grant Date, as determined by the Board; and (ii) in the case of an Incentive Option granted to an Employee who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent, Subsidiary or Predecessor Corporation (determined as required by the Code as applied to Incentive Options), the per share Option price shall be at least one hundred ten percent (110%) of the fair market value as of the Option Grant Date, as determined by the Board. The fair market value shall be determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the mean of the reported bid and asked price for the Common Stock on the date of the grant, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on the exchange as of the date of grant of the Option.

         (b) Form of Consideration. The form of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist of cash, promissory notes, or the surrender of shares of Common Stock having a fair market value on the date of surrender equal to the purchase price of the Shares as to which said Option shall be exercised, a combination thereof, or such other consideration and method of payment for the issuance of Shares as is permitted under applicable law.

         (c) Promissory Notes. If the consideration for the exercise of an Option is a promissory note, such note shall be a full recourse promissory note executed by the Optionee. If the option is an Incentive Option under Plan A, such note shall bear interest at a per annum rate which is not less than the greater of (i) the applicable "test rate" described in Treasury Regulations
Section 1.4831(d) in effect on the date of exercise or (ii) a fair market interest rate, as determined by the Board in its good faith discretion. If a promissory note is given as consideration, the Company may retain the

Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

         (d) Surrendered Common Stock. If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of common stock of the Company, the Optionee will be required to make representations and warranties satisfactory to the Company regarding the Optionee's title to the shares used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The value of the shares used to effect the purchase shall be the fair market value of those shares as determined by the Board in its sole discretion, exercised in good faith.

9. LIMIT ON VALUE OF OPTIONED STOCK ISSUED UNDER PLAN A. The aggregate fair market value (determined as of the Option Grant Date of each Option) of the Shares with respect to which Incentive Options are exercisable for the first time by the Optionee during any calendar year under Plan A and all other incentive stock option plans of the Company, any Parent or Subsidiary, or any Predecessor Corporation of any such corporation shall not exceed One Hundred Thousand Dollars ($100,000.00), as determined pursuant to Section 422(d) of the Code.

10.  EXERCISE OF OPTION.

         (a) General Terms. Any Option granted hereunder shall be exercisable at such times and under such conditions as may be determined by the Board which conditions may include perfor mance criteria with respect to the Company and/or the Optionee or provisions for vesting over a period of time conditioned upon continued employment and shall include the contemporaneous execution of a Stock Purchase Agreement in a form approved by the Board and as shall be permissible under the terms of the Plan. In all events, in order to exercise an Option hereunder the Optionee shall execute a Stock Purchase Agreement in a form approved by the Board and shall deliver the required (or permitted) exercise consideration to the Company. As a condition to the exercise of an Option, the Board may require the Optionee pursuant to the Option Agreement to agree to restrictions on the sale or other transfer of ownership of the Common Stock acquired by an Optionee or to sell such Shares to the Company upon termination of employment.

         (b) Partial Exercise. An Option may be exercised in accordance with the provisions of either Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

         (c) Time of Exercise. An Option shall be deemed to be exercised when the Company has received at its principal business office: W written notice of such exercise in accordance with the terms of the Option Agreement and given by the person entitled to exercise the Option; (ii) full payment for the Shares with respect to which the Option is exercised; (iii) the executed Stock Purchase Agreement if required; and (iv) any other representations or agreements required by the terms of this Plan or the Option Agreement. Full payment may consist of such consideration as is authorized by the Board as provided hereunder.

         (d) No Rights as Shareholder Until Exercise. Until this Option is properly exercised hereunder and the Company receives full payment for the Shares with respect to which the Option is exercised, no right to receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Option is properly exercised and payment in full is received, except as provided in Section 13 of this Plan document.

         (e) Issuance of Share Certificates. As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan document and payment in full for the exercised Shares, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal business office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the Shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the certificates) representing the Shares of Common Stock may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such Shares.

         (f) Reduction of Shares Upon Exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

11.      TERMINATION OF EMPLOYMENT.

         (a) General. If an Optionee ceases to be an Employee then, except as provided in Paragraph 11(a) or 11(b) hereof, any Option of the Optionee, whether vested or non-vested, and if issued under Plan A, shall terminate as of the date of termination of employment. Notwithstanding the foregoing, within the earlier of (i) thirty (30) days (or such other period of time not exceeding three (3) months as set forth in the Option Agreement) following the date of termination of employment and (ii) the time the Option expires by its terms, the Optionee may exercise the Option to the extent it was vested and exercisable on the date of termination of employment, provided the Optionee was not discharged for cause (in which event the Option shall not be exercisable after the date of termination).

         (b) Death or Disability. If Optionee dies or becomes disabled (within the meaning of Code Section 422 and the rules and regulations thereunder) then, within the earlier of thirty (30) days (or such other period of time not exceeding six (6) months as set forth in the Option Agreement) following the date of such death or disability and the time the Option expires by its terms, the Op tionee or such person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, may exercise the Option to the extent it was vested and exercisable on the date of death or disability.

         (c) Definition of Termination. For purposes of each Plan, an Employee shall be deemed terminated as an employee when such Employee's employment is deemed to no longer continue within the meaning of Code Section 422 and the rules and regulations thereunder.

12. NON-TRANSFERABILITY OF OPTIONS. The Options and any rights and privileges granted under any Option Agreement are not transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will and the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee.

13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         (a) Reorganizations, Recapitalization, Etc. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend (but only on Common Stock), stock split, reverse stock split or other similar transaction, or, if any other increase or decrease occurs in the number of Shares of Common Stock of the Company without the receipt of consideration by the Company, then an appropriate and proportional adjustment shall be made in W the number and kind of shares of stock covered by each outstanding Option, (ii) the number and kind of shares of stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted (or which have been returned to the Plan upon cancellation of an Option), and (iii) the exercise price per share of stock covered by each such outstanding Option. The granting of stock options or bonuses to Employees of the Company and the conversion of any convertible securities of the Company shall not be deemed to have been "effected without the receipt of consideration." Notwithstanding the foregoing, no adjustment need be made under this paragraph if, upon the advice of counsel, the Board determines that such adjustment may result in federal taxable income to the holders of Options or Common Stock or other classes of the Company's securities.

         (b) Dissolution, Liquidation, Etc. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale (or exchange through merger) of substantially all the property or more than fifty percent (50%) of the then outstanding stock of the Company to another corporation, the Plan shall terminate, and any Option theretofore granted hereunder shall terminate.
Notwithstanding the foregoing, the Board may provide in writing in connection with, or in contemplation of, such transaction for any, all or none of the following alternatives (separately or in combination): (i) for all or a portion of the Options theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of new options covering the stock of the successor corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided.

         (c) No Fractional Shares. No fractional shares of the Common Stock shall be issuable on account of any action under this Paragraph 13, and the aggregate number of shares into which Shares then covered by an Option, when changed as the result of such action, shall be reduced to the largest number of whole Shares resulting from such action. Notwithstanding the foregoing, the Board, in its sole discretion, may determine to issue scrip certificates, in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

         (d) Binding Effect of Board Determinations. All adjustments under this Paragraph 13 shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         (e) No Other Adjustments. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to the Plan or any Options.

14.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Amendment and Termination. The Board may at any time and from time to time suspend or terminate either Plan. The Board may also amend or revise either Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of the majority of the outstanding shares of the Company's Common Stock, no such revision or amendment shall amend Plan A so as to:

          (i) Increase the number of Shares subject to Plan A other than in connection with an adjustment under Section 13 of this Plan document;

          (ii) Permit the granting of Incentive Options to anyone other than as provided in Paragraph 5;

          (iii)  Remove the administration of Plan A from the Board;

          (iv) Extend the term of Plan A beyond that provided in Paragraph 6 hereof;

          (v) Extend the term of any Incentive Option beyond the maximum term set forth in Paragraph 7;

          (vi) Permit the granting of Incentive Options which would not qualify as Incentive Stock Options; or

          (vii) Decrease the per share option price required with respect to Incentive Options under Paragraph 8(a) hereof.

         (b) Effect of Termination. Except as otherwise provided in Section 13, without the written consent of the Optionee, any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been terminated.

15. CONDITIONS UPON ISSUANCE OF SHARES. Options granted under either Plan are conditioned upon the Company obtaining any required permit, or exemption from the qualification or registration provisions of any applicable state securities law and other appropriate governmental agencies, authorizing the Company to issue such Options and Optioned Stock upon terms and conditions acceptable to the Company. Shares shall not be issued with respect to an Option granted under either Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement approved by the Board, and may require the person exercising such Option to make any representation and warranty to the Company as may, in the judgment of counsel to the Company, be required under applicable laws or regulations.

16. RESERVATION OF SHARES. During the term of the Plans, the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plans. During the term of the Plans, the Company will use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency the requisite authorization(s) deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

17.      TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

         (a) Issue and Transfer Taxes. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and the issue and transfer of Shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

         (b) Withholding. The grant of Options hereunder and the issuance of Shares of Common Stock pursuant to the exercise of such Options are conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise of the Option.

18. SHAREHOLDER APPROVAL OF PLAN A. Continuance of Plan A and the effectiveness of any Option granted under such Plan shall be subject to approval by the holders of the outstanding voting stock of the Company in accordance with applicable law within twelve (12) months before or after the date Plan A is adopted by the Board. Any Options granted under Plan A prior to obtaining such shareholder approval shall be granted upon the conditions that the Options so granted: W .shall not be exercisable prior to such approval and (ii) shall become null and void ab initio if such shareholder approval is not obtained.

19. LIABILITY OF COMPANY. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence, will not be liable to an Optionee granted an Incentive Option or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Options granted hereunder are not Incentive Stock Options.

20. NOTICES. Any notice to be given to the Company pursuant to the provisions of the Plans shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Optionee shall be delivered personally or addressed to such Optionee at the address given beneath such Optionee's signature on such Optionee's Stock Option Agreement, or at such other address as such Employee (or any transferee) upon the transfer of the Optioned Stock may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of such person's direct mailing address.

21. NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant of such Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

22.   LEGENDS ON CERTIFICATES.

         (a) Federal Law. Unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the Options and Shares issuable under the Plans, each certificate representing such Options and Shares shall be endorsed on its face with a legend substantially as follows:

         "THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         (b) State Legend. If required by applicable state authorities each certificate representing the Options and Shares issuable under the Plans shall be endorsed on its face with any legends required by such authorization.

         (c) Additional Legends. Each certificate representing the Options and Shares issuable under the Plans shall also contain legends as are set forth in any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan. In addition, each Option Agreement shall be endorsed with a legend substantially as follows:

         "THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAYBE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY AS A CONDITION TO EXERCISE OF THIS OPTION."

23. AVAILABILITY OF PLAN. A copy of the Plans shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

24. INVALID PROVISIONS. In the event that any provision of the Plans is found to be invalid or otherwise unenforcable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

25. APPLICABLE LAW. These Plans shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts executed, and to be fully performed, in Delaware.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of these Plans by the Board on May 1, 2000, the Company has caused these Plans to be duly executed by its duly authorized officers, effective as of May 1, 2000.

                           Namibian Copper Mines, Inc.
                           a Delaware corporation


                           By:  Alan Doyle
                           Title: Chairman of the Board and President

                                   EXHIBIT "A"

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR
DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, TO BE ENTERED INTO BETWEEN OPTIONEE AND THE COMPANY AS A CONDITION TO EXERCISE OF THIS OPTION.

                        INCENTIVE STOCK OPTION AGREEMENT

     AGREEMENT  made as of the day of , 200__,  by and between  Namibian  Copper
Mines,  Inc.  a  Delaware   corporation   (hereinafter   called  "Company")  and
_______________ (hereinafter called "Optionee").


                                    RECITALS

         A. The Board of Directors of the Company has adopted the Company's 2000 Incentive Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and employee directors), who contribute to the financial success of the Company or its parent or subsidiary corporations.

         B. Optionee is a key member of the Company or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to the Optionee.

         C. The granted option is intended to be an incentive stock option ("Incentive Option") within the meaning of Section 422 of the Internal Revenue Code.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to ______ shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at the option price of $____ per share.

         2. PLAN. The options granted hereunder are in all instances subject to the terms and conditions of the Plan. In the event of any conflict between this Agreement and the Plan, the provisions of the Plan shall control. Optionee acknowledges receipt of a copy of the Plan and hereby accepts this option subject to all of the terms and conditions of the Plan. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         3. OPTION TERM. This option shall have a maximum term of _______ (______) years measured from the Grant Date and shall accordingly expire at the close of business on ________, 200__ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 7, 9(a) or 20.

         4. OPTION NONTRANSFERABLE; EXCEPTION. This option shall be neither transferable nor assignable by Optionee, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution and may be exercised, during Optionee's lifetime, only by Optionee.

         5. CONDITION PRECEDENT TO EXERCISE. This option may not be exercised in whole or in part at any time prior to the time the Company has satisfied the following condition precedent: __________. In the event the foregoing condition precedent has not been satisfied prior to the Expiration Date or prior to this option's earlier termination in accordance with Paragraph 7, 9(a) or 20, then this option shall terminate and cease to be outstanding.

         6. DATES OF EXERCISE. This option may not be exercised in whole or in part at any time prior to the time it is approved by the Company's shareholders in accordance with Paragraph 20. Provided such shareholder approval is obtained and the condition precedent to exercise set forth in Paragraph 5 has been satisfied, this option shall become exercisable for 100% of the Optioned Shares one (1) year from the Grant Date, provided that in no event may options for more than One Hundred Thousand Dollars ($100,000) of Optioned Shares, calculated at the exercise price, become exercisable for the first time in any calendar year. Once exercisable, options shall remain so exercisable until the expiration or sooner termination of the option term under Paragraph 7 or Paragraph 9(a) of this Agreement. In no event, however, shall this option be exercisable for any fractional shares.

         7. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 3 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

          (i) Except as otherwise provided in subparagraphs (ii), (iii) or (iv) below, should Optionee cease to be an Employee of the Company at any time during the option term, then the period for exercising this option shall be reduced to a one (1) month period commencing with the date of such cessation of Employee status, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such one (1) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

          (ii) Should Optionee die while this option is outstanding, then the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option for the number of shares (if any) for which the option is exercisable on the date of the optionee's death. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (i) six (6) months from the date of the optionee's death or (ii) the Expiration Date.

          (iii)Should Optionee become permanently disabled and cease by reason thereof to be an Employee of the Company at any time during the option term, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Employee status) during which to exercise this option; provided, however, that in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than twelve (12) months, unable to perform his/her usual duties for the Company or its Parent or Subsidiary corporations. Upon the expiration of the limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

          (iv) Should Optionee's status as an Employee be terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, failure to perform material duties, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or should Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any parent or subsidiary corporations, then in any such event this option shall terminate and cease to be exercisable immediately upon such termination of Employee status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

          (v) For purposes of this Paragraph 7 and for all other purposes under this Agreement, Optionee shall be deemed to be an Employee of the Company and to continue in the Company's employ for so long as Optionee remains an Employee of the Company or one or more of its parent or subsidiary corporations as such terms are defined in the Plan.

         8.  ADJUSTMENT IN OPTION SHARES

                  (a) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration (as set forth in the Plan), then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (h) the option price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                  (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number and class of securities to which Optionee immediately prior to such merger of other business combination would have been entitled to receive in the consummation of such merger or other business combination.

         9.  SPECIAL TERMINATION OF OPTION.

                (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

          (iii)any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred, or exchanged through merger, to different holders in a single transaction or a series of related transactions;

         then this option shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof. The Company shall Corporate Transaction. The Company can give no assurance that the options shall be assumed and shall provide Optionee with at least thirty (30) days prior written notice of the specified date for the med by the successor corporation or its parent company and it may occur that some options outstanding under the Plan will be assumed while these options are terminated.

               (b) In the event of a Corporate Transaction, the Company may, at its option, accelerate the vesting schedule contained in Section 6 hereof, but shall have no obligation to do so. The Company shall have the right to accelerate other options outstanding under the Plan or any other plan, even if it does not accelerate the options of Optionee hereunder.

               (c) This Agreement shall not in any way affect the right of the Company to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         10. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the option price in accordance with this Agreement.

         11.  MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) Execute and deliver to the Secretary of the Company a stock purchase agreement in substantially the form of Exhibit ___ to this Agreement (the "Purchase Agreement");

          (ii) Pay the aggregate option price for the purchased shares in cash, unless another form of consideration is permitted as described in Exhibit B, if any, attached hereto or by the Board at the time of exercise.

                  (b) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company and all other conditions of this Section have been fulfilled. Payment of the option price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for.

12.      COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

                  (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 4 or 9(a), the provisions of this Agreement shall insure to the benefit of, and be binding upon, the successors, adminis trators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

14.  LIABILITY OF COMPANY.

                  (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Section 18 of the Plan.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option without the imposition of requirements unacceptable to the Company in its reasonable discretion shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

                  (c) Neither the Company nor any Parent, Subsidiary or successor corporation will have any liability to Optionee or any other person if it is determined for any reason that any options granted hereunder are not Incentive Stock Options.

15. NO EMPLOYMENT CONTRACT. Except to the extent the terms of any written employment contract between the Company and Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation of the Company employing Optionee) shall be under no obligation to continue the employment of Optionee for any period of specific duration and may terminate Optionee's status as an Employee at any time, with or without cause.

16. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

17. LOANS OR GUARANTEES. The Company may, in its absolute discretion and without any obligation to do so, assist Optionee in the exercise of this option by (i) authorizing the extension of a loan to Optionee from the Company, (ii) permitting Optionee to pay the option price for the purchased Common Stock in installments over a period of years, or (iii) authorizing a guarantee by the Company of a third party loan to Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate, the Collateral requirements and terms of repayment) shall be established by the Company in its sole discretion.

18. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the Plan. All decisions of the Company with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

19. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

20. SHAREHOLDER APPROVAL. The grant of this option is subject to approval of the Plan by the Company's shareholders within twelve (12) months after the adoption of the Plan by the Board of Directors, and this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, then this option shall thereupon terminate and Optionee shall have no further rights to acquire any Optioned Shares hereunder.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                           Namibian Copper Mines, Inc.
                           a Delaware corporation


                           By:_________________________________
                           Title: Chairman of the Board and President

OPTIONEE:         ___________________________

Address:          ________________

                                    EXHIBIT B
                     Other Forms of Acceptable Consideration

[If no forms are listed hereon, cash shall be the only acceptable form of consideration for the exercise of the options.]

                                -----------------


                                   "EXHIBIT B"

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR
DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, TO BE ENTERED INTO BETWEEN OPTIONEE AND THE COMPANY AS A CONDITION TO EXERCISE OF THIS OPTION.

                      NON-STATUTORY STOCK OPTION AGREEMENT

         AGREEMENT made as of the ___ day of __, 200__, by and between Namibian Copper Mines, Inc., a Delaware corporation (hereinafter called "Company"), and ___ (hereinafter called "Optionee").

                                    RECITALS

         A. The Board of Directors of the Company has adopted the Company's 2000 Non- Statutory Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and employee directors) and others (collectively, "Eligible Persons"), who contribute to the financial success of the Company or its parent or subsidiary corporations.

         B. Optionee is an Eligible Person and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

         C. The granted option is not intended to be an incentive stock option ("Incentive Option") within the meaning of Section 422 of the Internal Revenue Code, but is rather a non- statutory option.

         NOW, THEREFORE, it is hereby agreed as follows:

1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to .. shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at the option price of $.. per share.

2. PLAN. The options granted hereunder are in all instances subject to the terms and conditions of the Plan. In the event of any conflict between this Agreement and the Plan, the provisions of the Plan shall control. Optionee acknowledges receipt of a copy of the Plan and hereby accepts this option subject to all of the terms and conditions of the Plan. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

3. OPTION TERM. This option shall have a maximum term of years measured from the Grant Date and shall accordingly expire at the close of business on _____________, 200__ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 6 or 8(a).

4. OPTION NONTRANSFERABLE; EXCEPTION. This option shall be neither transferable nor assignable by Optionee, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution and may be exercised, during Optionee's lifetime, only by Optionee.

5. DATES OF EXERCISE. This option shall be exercisable as follows: options for _% of the Optioned Shares shall become exercisable one (1) year from the Grant Date and an additional _% of the Optioned Shares shall become exercisable on each successive anniversary of the Grant Date. Once exercisable, options shall remain so exercisable until the expiration or sooner termination of the option term under Paragraph 6 or Paragraph 8(a) of this Agreement. In no event, however, shall this option be exercisable for any fractional shares.

6. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 3 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

         (i) Except as otherwise provided in subparagraphs (ii), (iii) or (iv) below, should Optionee cease to be an Employee of the Company at any time during the option term, then the period for exercis ing this option shall be reduced to a one (1) month period commencing with the date of such cessation of Employee status, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such one (1) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

         (ii) Should Optionee die while this option is outstanding, then the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) shall have the right to exercise this option for the number of shares (if any) for which the option is exercisable on the date of the optionee's death. Such right shall lapse and this option shall cease to be exercisable upon the earlier of six (6) months from the date of the optionee's death or (ii) the Expiration Date.

         (iii) Should Optionee become permanently disabled and cease by reason thereof to be an Employee of the Company at any time during the option term, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Employee status) during which to exercise this option; provided, however, that in no event shall this option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than twelve (12) months, unable to perform his/her usual duties for the Company or its Parent or Subsidiary corporations. Upon the expiration of the limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

         (iv) Should Optionee's status as an Employee be terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, failure to perform material duties, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or should Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any parent or subsidiary corporations, then in any such event this option shall terminate and cease to be exercisable immediately upon such termination of Employee status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

         (v) For purposes of this Paragraph 6 and for all other purposes under this Agreement, if Optionee is an Employee, Optionee shall be deemed to be an Employee of the Company and to continue in the Company's employ for so long as Optionee remains an Employee of the Company or one or more of its parent or subsidiary corporations as such terms are defined in the Plan. For purposes of this Paragraph 6 and for all other purposes under this Agreement, if Optionee is not an Employee, but is eligible because Optionee is a director, consultant or contractor of Company or a parent or subsidiary corporation, Optionee shall be deemed to be an Eligible Person for so long as Optionee remains a director, consultant or contractor of the Company or one or more of its parent or subsidiary corporations as such terms are defined in the Plan.

7.       ADJUSTMENT IN OPTION SHARES.

         (a) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration (as set forth in the Plan), then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and
(ii) the option price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number and class of securities to which

Optionee immediately prior to such merger or other business combination would have been entitled to receive in the consummation of such merger or other business combination.

8.     SPECIAL TERMINATION OF OPTION.

         (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

          (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

          (iii)any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred, or exchanged through merger, to different holders in a single transaction or a series of related transactions; then this option shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof. The Company shall provide Optionee with at least thirty (30) days prior written notice of the specified date for the Corporate Transaction. The Company can give no assurance that the options shall be assumed by the successor corporation or its parent company and it may occur that some options outstanding under the Plan will be assumed while these options are terminated.

         (b) In the event of a Corporate Transaction, the Company may, at its option, accelerate the vesting schedule contained in Section 5 hereof, but shall have no obligation to do so. The Company shall have the right to accelerate other options outstanding under the Plan or any other plan, even if it does not accelerate the options of Optionee hereunder.

         (c) This Agreement shall not in any way affect the right of the Company to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

9. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the option price in accordance with this Agreement.

10.  MANNER OF EXERCISING OPTION.

         (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) Execute and deliver to the Secretary of the Company a stock purchase agreement in substantially the form of Exhibit to this Agreement (the "Purchase Agreement");

          (ii) Pay the aggregate option price for the purchased shares in cash, unless another form of consideration is permitted as described in Exhibit B, if any, attached hereto or by the Board at the time of exercise.

         (b) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company and all other conditions ofthis Section have been fulfilled. Payment ofthe option price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for.

11. COMPLIANCE WITH LAWS AND REGULATIONS.

         (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

         (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 4 or 8(a), the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

13. LIABILITY OF COMPANY.

         (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Section 18 of the Plan.

         (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option without the imposition of requirements unacceptable to the Company in its reasonable discretion shall relieve the Company of any liability with respect to the nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

14. NO EMPLOYMENT CONTRACT. Except to the extent the terms of any written employment contract between the Company and Optionee may expressly provide otherwise, the Company (or any parent or subsidiary corporation of the Company employing Optionee) shall be under no obligation to continue the employment of Optionee for any period of specific duration and may terminate Optionee's status as an Employee at any time, with or without cause.

15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

16. WITHHOLDING. Optionee acknowledges that, upon any exercise of this option, the Company shall have the right to require Optionee to pay to the Company an amount equal to the amount the Company is required to withhold as a result of such exercise for federal and state income tax purposes.

17. LOANS OR GUARANTEES. The Company may, in its absolute discretion and without any obligation to do so, assist Optionee in the exercise of this option by (i) authorizing the extension of a loan to Optionee from the Company, (ii) permitting Optionee to pay the option price for the purchased Common Stock in installments over a period of years, or (iii) authorizing a guarantee by the Company of a third party loan to Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate, the Collateral requirements and terms of repayment) shall be established by the Company in its sole discretion.

18. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Company with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

19. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

20. REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT,

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                                      Namibian Copper Mines, Inc.
                                      a Delaware corporation

                                      By: _________________________________
                                      Title: Chairman of the Board and President

OPTIONEE: ________________________________
Address:

                                   EXHIBIT "C"
                            STOCK PURCHASE AGREEMENT

         This Agreement is made as of this .. day of 200-, by and among Namibian Copper Mines, Inc., a Delaware corporation ("Corporation"), and the holder of a stock option under the Corporation's 2000 Stock Option Plan ("Optionee").

1.       EXERCISE OF OPTION

         1.1 Exercise. Optionee hereby purchases shares of Common Stock of the Corporation ("Purchased Shares") pursuant to that certain option ("Option") granted Optionee on _____________, 200___ ("Grant Date") under the Corporation's 2000 Stock Option Plan ("Plan") to purchase up to ______ shares of the Corporation's Common Stock ("Total Purchasable Shares") at an option price of $_________ per share ("Option Price").

         1.2 Payment. Concurrently with the delivery of this Agreement to the Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option ("Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

2.       INVESTMENT REPRESENTATIONS

         2.1 Investment Intent. Optionee hereby warrants and represents that Optionee is acquiring the Purchased Shares for Optionee's own account and not with a view to their resale or distribution and that Optionee is prepared to hold the Purchased Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Purchase Shares. Optionee hereby acknowledges the fact that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Corporation is issuing the Purchased Shares to Optionee in reliance on the representations made by Optionee herein.

         2.2 Restricted Securities. Optionee hereby confirms that Optionee has been informed that the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Should Rule 144 subsequently become available, Optionee is aware that any sale of the Purchased Shares effected pursuant to the Rule may, depending upon the status of Optionee as an "affiliate" or "non-affiliate" under the Rule, be made only in limited amounts in accordance with the provisions of the Rule, and that in no event may any Purchased Shares be sold pursuant to the Rule until Optionee has held the Purchased Shares for the requisite holding period following payment in cash of the Option Price for the Purchased Shares.

     2.3 Optionee Knowledge. Optionee represents and warrants that he or she has a preexisting business or personal relationship with the officers and directors of the Corporation, that he or she is aware of the business affairs and financial condition of the Corporation and that he or she has such

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



knowledge and experience in business and financial matters with respect to companies in business similar to the Corporation to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto. Optionee further represents and warrants that the Corporation has made available to Optionee the opportunity to ask questions and receive answers from the Corporation concerning the terms and conditions of the issuance of the Purchased Shares and that he or she could be reasonably assumed to have the capacity to protect his or her own interests in connection with such investment.

         2.4 Speculative Investment. Optionee represents and warrants that he or she realizes that his or her purchase of the Purchased Shares will be a speculative investment and that he or she is able, without impairing his or her financial condition, to hold the Purchased Shares for an indefinite period of time and to suffer a complete loss of his or her investment. Optionee represents and warrants that he or she is aware and fully understands the implications of the restrictions upon transfer imposed by the Plan and therefore on the Purchased Shares.

     2.5  Restrictive   Legends.   In  order  to  reflect  the  restrictions  on
disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREUNDER OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

3.       MISCELLANEOUS PROVISIONS

         3.1 Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         3.2 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

     3.3 Governing Law. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         3.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         3.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transfer by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                      Namibian Copper Mines, Inc.
                                      a Delaware corporation

                                      By: _____________________________________
                                      Title: Chairman of the Board and President



                                      Optionee:        _________________________
                                      Address:         _________________________



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